UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2004

UTSTARCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29661	52-1782500
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 Harbor Bay Parkway

Alameda, California 94502

(Address of principal executive offices)    (Zip code)

(510) 864-8800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 26, 2004, UTStarcom, Inc. announced its results of operations for the third quarter of 2004.

Attached hereto as Exhibit 99.1 are UTStarcom’s Consolidated Statements of Operations for the three months and nine months ended September 30, 2004 and September 30, 2003 and UTStarcom’s Consolidated Balance Sheets as of September 30, 2004 and December 31, 2003.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 UTStarcom’s Consolidated Statements of Operations for the three months and nine months ended September 30, 2004 and September 30, 2003 and UTStarcom’s Consolidated Balance Sheets as of September 30, 2004 and December 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTSTARCOM, INC.

Date: October 26, 2004	By:	/s/ Michael J. Sophie
	Name:	Michael J. Sophie
	Title:	Senior Vice President of Finance and Chief Financial Officer